Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of May 1, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore
1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Mariner	51-53 57-59	6 55	05/07/08 07/01/08
3	Hercules 78	Submersible, TD	GOM	Warm Stacked
4	Hercules 85	85’ - ILS, TD	GOM	NCX	69-71	14	05/15/08
5	Hercules 101	100’ - MC, TD	GOM	EPL	53-55	27	05/28/08
6	Hercules 120	120’ - MC, TD	GOM	Chevron	53-55	56	06/26/08	Indexed dayrate adjusted quarterly
7	Hercules 150	150’ - ILC, TD	GOM	ADTI/Arena TBA	61-63 64-66	47 30	06/17/08 07/17/08	Contract awarded, contract execution pending - note 4
8	Hercules 152	150’ - MC, TD	GOM	ADTI/Apache TBA	57-59 69-71	25 60	05/26/08 07/25/08	Contract awarded, contract execution pending - note 4
9	Hercules 153	150’ - MC, TD	GOM	Warm Stacked
10	Hercules 173	173’ - MC, TD	GOM	Chevron	53-55	56	06/26/08	Indexed dayrate adjusted quarterly
11	Hercules 200	200’ - MC, TD	GOM	Devon ADTI/Petroquest ADTI/Petroquest TBA	59-61 59-61 64-66 64-66	4 30 41 90	05/05/08 06/04/08 07/15/08 10/13/08	Contract awarded, contract execution pending - note 4
12	Hercules 201	200’ - MC, TD	GOM	Samson W&T	57-59 59-61	7 50	05/08/08 06/27/08
13	Hercules 202	200’ - MC, TD	GOM	W&T	59-61	40	06/10/08
14	Hercules 203	200’ - MC, TD	GOM	Stone	59-61	25	05/26/08
15	Hercules 204	200’ - MC, TD	GOM	Apache Corp Apache Corp Shipyard TBA	61-63 64-66 69-73	8 23 180	05/09/08 06/01/08 06/15/08 12/12/08	Contract awarded, contract execution pending - note 4
16	Hercules 207	200’ - MC, TD	GOM	Hall Houston Shipyard	59-61	48	06/18/08 07/09/08
17	Hercules 211	200’ - MC Workover	GOM	Stacked Ready TBA TBA	59-61 59-61	21 30	05/02/08 5/23/08 6/22/08	Contract awarded, contract execution pending - note 4 Contract awarded, contract execution pending - note 4
18	Hercules 250	250’ - MS, TD	GOM	Expert Century	56-58 64-66	3 30	05/04/08 6/03/08
19	Hercules 251	250’ - MS, TD	GOM	Hunt Oil	56-58 62-64	8 30	05/09/08 06/08/08
20	Hercules 252	250’ - MS, TD	GOM	LLOG	56-58	97	08/06/08
21	Hercules 253	250’ - MS, TD	GOM	Tana	54-56 58-60 62-64	8 92 92	05/09/08 08/09/08 11/09/08
22	Hercules 257	250’ - MS, TD	GOM	Marlin Energy XXI	57-59 59-61	14 45	05/15/08 06/29/08	Originally contracted with Hercules 203
23	Hercules 350	350’ - IC	GOM	Stacked Ready TBA TBA	99-101 114-116	30 15	6/30/08 7/15/08	Contract awarded, contract execution pending - note 4 Contract awarded, contract execution pending - note 4
					Average	62 days
24	Hercules 155	150’ - ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160’ - MS	GOM	Cold Stacked 08/01
26	Hercules 254	250’ - MS	GOM	Cold Stacked 07/01
27	Hercules 255	250’ - MS	GOM	Cold Stacked 07/01
28	Hercules 256	250’ - MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore Monthly Rig Fleet Status Report as of May 1, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 110	100’ - MC, TD	Trinidad	Warm Stacked				Preparing for cold stack
2	Hercules 170	170’ - ILC	Qatar	Occidental Petroleum	68-70	23	05/24/08
3	Hercules 156	150’ - ILC, TD	Cameroon & Gabon	ADDAX	134-136 149-151	110 185	08/19/08 02/20/09
4	Hercules 185	120’ - ILC, TD	Angola	Angola Drilling Company Ltd Shipyard Angola Drilling Company Ltd	124-126 149-151	189 549	11/06/08 03/06/09 09/06/10	Maintenance and upgrades including a 30’ leg extension
5	Hercules 205	200’ - MC, TD	Mexico	PEMEX	84-86	544	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000
6	Hercules 206	200’ - MC, TD	Mexico	PEMEX	111-113	417	06/22/09
7	Platform 3	Platform, TD	Mexico	PEMEX	51-53	307	03/04/09
8	Hercules 258	250’ - MS	India	Shipyard ONGC	109-111	1,095	05/10/08 05/15/11	Upgrading to add HPHT capabilities
9	Hercules 208	200’ - MC	Singapore/ Malaysia	Shipyard Murphy	109-111	1,095	06/15/11	Undergoing significant refurbishment with expected completion late 2Q 2008
10	Hercules 260	250’ - ILC	India	ONGC	142-144	1,087	04/23/11
11	Hercules 300	250’ - IC	GOM Saudi Arabia	Enroute Shipyard Saudi Aramco	136-138	1,095	05/10/08 09/29/08 09/30/11	Transport in progress Contract preparation work
					Average	609 days

Hercules Offshore Monthly Rig Fleet Status Report as of May 1, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Clayton Williams	32-34	5	05/06/08
2	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
3	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Forest	32-36	46	06/16/08
4	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	40	06/10/08
5	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	50-52	78	07/18/08
6	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	5	05/06/08
7	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Contango	47-49	9	05/10/08
8	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
9	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	40-42	11	05/12/08
10	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Renaissance	35-37	27	05/28/08
11	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
12	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
13	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
14	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	42-44	52	06/22/08
15	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Sabco EOG	44-46 38-40	10 30	05/11/08 06/10/08
16	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company Shipyard	36-38	4	05/05/08 05/15/08
					Average	19 days

17	Hercules 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
18	Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
20	Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
21	Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
22	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
23	Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

(4)	The contract award is subject to final documentation and contract execution, which cannot be assured. Customer to be announced in fleet status report following contract execution.